UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BLACKROCK TCP CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-1

VERY IMPORTANT

Re: Your investment in BlackRock TCP Capital Corp.

Dear Valued Stockholder:

We have been trying to contact you regarding an important proposal which requires shareholder approval.

Please call us toll-free at

1 (866) 679-2670

Hours of Operation:

•	Monday through Friday - 10:00 a.m. and 11:00 p.m. ET
•	Saturday - 12:00 p.m. to 6:00 p.m. ET

Please respond as soon as possible with the Reference Number listed above. The call will take only a few moments.

You WILL NOT be asked for confidential information and your call will be recorded for your protection.

The proxy materials previously sent to you contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting http://WWW.PROXY-DIRECT.COM/BLK-34427 or by calling Georgeson, the company’s proxy solicitor, toll free at 1-866-679-2670